MERRILL LYNCH
                                                                GLOBAL UTILITY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                August 31, 1999

                     MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Sector Diversification As a Percentage of Equities as of August 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Pie graph depicting the following percentages:

Telecommunications                  54.8%
Utilities--Electric                 30.3%
Utilities--Gas                      10.4%
Utilities--Water                     4.5%

Geographical Diversification As a Percentage of Equities as of August 31, 1999

[The following table was depicted as a pie chart in the printed material.]

Pie graph depicting the following percentages:

Europe                              48.3%
United States                       43.7%
Asia/Pacific Basin                   5.9%
Americas (Ex-US)                     2.1%

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1999

DEAR SHAREHOLDER

The ongoing robust US economy continued to fuel stock market optimism during the quarter ended August 31, 1999. As a result, investors continued to focus on non-defensive sectors. The most anticipated event during the August quarter surrounded the August 24, 1999 meeting of the Federal Open Market Committee
(FOMC), when it was widely expected that the Federal Reserve Board would raise interest rates by 0.25%. The FOMC did make the anticipated interest rate increase, and the possibility of a further increase at the October FOMC meeting still exists. The yield on the 30-year US Treasury bond rose from 5.94% three months ago to 6.07% as of August 31, 1999, causing investors to move away from perceived interest rate-sensitive industries. The developments were not favorable for US utility share prices in the United States.

Investment Environment

Global utility investors fared a bit better in the August quarter as a result of currency movements in the major markets. In terms of the value of European utility investments, the weakening of the US dollar compared to the euro was positive. The closing value of the euro on May 31, 1999 was US$1.0420, compared to US$1.0566, a 1.4% increase, at the end of the August quarter. The Japanese yen, which started the period at a rate of (Y)121.79 to the US dollar, closed on August 31, 1999 at (Y)109.72, for a difference in value of -9.9%. There was little change in the value of the British pound sterling for the measured period.

The volatility in the universe of global utility equities increased during the August quarter as the large US-based long distance telecommunications sector came under significant pressure. Concerns resurfaced over increased competition, commoditization of the business, and the end result of lower prices. Estimated total returns for the three main US long distance carriers for the three-month period ended August 31, 1999 were -21.1% for Sprint Corp., -17.9% for AT&T Corp. and -10.1% for MCI WorldCom Inc. Merrill Lynch Global Utility Fund Inc.'s portfolio was underweighted in this sector relative to benchmarks because of these concerns. As of August 31, 1999, the Fund did not own Sprint, had less than 1% of net assets invested in AT&T and held a 2.2% position in MCI WorldCom. It appears to us that MCI WorldCom is in the lead position, with its strong global asset base and its ability to generate growth and returns on new business applications, using owned facilities to both existing and new customers.

The domestic electric utility sector also saw a lot of activity during the August quarter. Seven merger/acquisition announcements came in the month of June, with six involving combining electric and natural gas assets. Many of the recent announcements involved smaller companies that represent a good strategic fit. The regulatory approval process remains relatively slow for electric-to-electric company mergers. Convergence mergers between natural gas and electric companies tend to get completed faster as the issue of market power becomes less significant. In fact, of the 18 mergers completed since early 1997, 10 were electric and gas acquisitions.

Currently, there are more than 20 transactions pending in the electric and natural gas utility sector. More are expected to come, as companies need to increase their scale to capture more of the energy market. Overall, the Fund's holdings in the domestic electric utility sector represent a diverse group of assets. For example, Duke Energy Corporation along with Edison International, The Southern Company and Reliant Energy, Inc. appear to be asset gatherers in the electric utility sector. Some of the smaller market capitalization companies such as BEC Energy, Cinergy Corp., Allegheny Energy, Inc. and Energy East Corporation are all takeover possibilities. The remainder of the Fund's domestic electric portfolio may be either merger/acquisition candidates, sellers of assets to maximize value or asset gatherers.

The Fund's investments in non US-based assets faced a challenging investment climate filled with merger and acquisition activity. For example, Olivetti SpA acquired Telecom Italia SpA during the August quarter. The company is expected to announce its investment plan to become a more efficient entity sometime in September or October. Telefonica SA has announced that it will spin-off assets into the public market to gain great recognition for the value of the assets. The convergence of Vodafone PLC and AirTouch Communications continues as operations merge following the finalization of the agreement and the new name of the company, Vodafone AirTouch PLC. British Telecommunications PLC, which has benefited from the increased usage of mobile as well as the increased usage of data versus voice, has seen the same phenomenon happen at other large incumbent telephone companies across the globe. All of these companies were among the Fund's top holdings at August 31, 1999.

Overall, the European utility sector has been an underperformer as a result of rising interest rates. However, we believe that economic growth will accelerate in Europe and this, in turn, should direct investor flow of funds toward this region. We believe that in addition to positive money flows, the worldwide consolidation trend will emerge as markets in Europe continue to liberalize.

The Fund has continued to underweight holdings in both South America and Asia as a result of potential Year 2000 problems as well as little sign of fundamental improvement. It is not clear if these utilities, either telecommunications or electrics, will be ready to handle the change-off in computer systems. A significant part of the problem is the financial crisis that occurred last year in Asia, which may have limited funds directed to solving this issue. This factor, coupled with the fact that in several regions uncollectibles have increased as a result of the fundamental decline in economic growth, has resulted in our underweighted stance in these two regions.

Portfolio Matters

During the August quarter, we made several portfolio transactions. We eliminated four relatively small positions and reduced some overweighted holdings. One new position was added during the quarter: shares of the initial public offering of the Irish telecom company Bord Telecom Eirann PLC. The company, a principal provider of fixed line and mobile telecommunications services in Ireland, offers a wide range of advanced voice, data and multimedia services. Projections anticipate that the Irish teledensity of only 44.5% should allow for line growth of 7%-8% per year. We believe there is also significant room for the company to increase efficiency.

We purchased and sold shares of Azurix Corporation during the August quarter. We bought the shares of this global water company in an initial public offering at a price of $19 a share and sold at an average price of $22.63 per share. We sold the stock because of increased concern over the outcome of an upcoming regulatory water review in the United Kingdom. The majority of Azurix's current earnings comes from its ownership of Wessex Water, which is located in the United Kingdom. While this news was not reflected in the company's outlook or Wall Street earnings estimates, we believe it posed possible downside risk in Azurix's share price.

In Conclusion

We thank you for your investment in Merrill Lynch Global Utility Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and Portfolio Manager

October 1, 1999


                                     2 & 3

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                      12 Month         3 Month      Since Inception
As of August 31, 1999                               Total Return    Total Return     Total Return
===================================================================================================
ML Global Utility Fund, Inc. Class A Shares            +15.28%          -2.06%          +197.31%
---------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class B Shares            +14.37           -2.26           +178.09
---------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class C Shares            +14.27           -2.29           + 97.58
---------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class D Shares            +14.94           -2.18           +103.07
===================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 12/28/90 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Average Annual Total Return

                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                               +11.87%             + 7.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                         +16.86              +15.91
--------------------------------------------------------------------------------
Inception (12/28/90)
through 6/30/99                                  +14.06              +13.52
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                               +10.99%             + 6.99%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                         +15.94              +15.94
--------------------------------------------------------------------------------
Inception (12/28/90)
through 6/30/99                                  +13.18              +13.18
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 6/30/99                               +10.90%             + 9.90%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +16.39              +16.39
================================================================================
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 6/30/99                               +11.55%             + 7.09%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +17.05              +16.04
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                     4 & 5

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                             Percent
                                         Shares                                                                               of Net
COUNTRY         Industries                Held            Common Stocks & Warrants                    Cost         Value      Assets
====================================================================================================================================
Australia       Telecommunications       721,400  Cable & Wireless Optus Limited                  $    982,720  $  1,574,066    0.4%
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Gas         1,239,621  Australian Gas Light Company Limited               3,540,897     8,051,140    2.2
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Australia                   4,523,617     9,625,206    2.6
====================================================================================================================================
Brazil          Telecommunications        28,000  Embratel Participacoes SA (ADR) (b)                  593,704       299,250    0.1
                                           2,800  Tele Celular Sul Participacoes SA (ADR) (b)           45,069        53,200    0.0
                                           9,333  Tele Centro Oeste Celular Participacoes SA
                                                  (ADR) (b)                                             28,168        31,499    0.0
                                           5,600  Tele Centro Sul Participacoes SA (ADR) (b)           327,620       306,250    0.1
                                             560  Tele Leste Celular Participacoes SA (ADR) (b)         15,081        14,420    0.0
                                           1,400  Tele Nordeste Celular Participacoes SA (ADR)
                                                  (b)                                                   20,801        34,825    0.0
                                             560  Tele Norte Celular Participacoes SA (ADR) (b)          8,711        12,005    0.0
                                          28,000  Tele Norte Leste Participacoes SA (ADR) (b)          431,194       448,000    0.1
                                           5,600  Tele Sudeste Celular Participacoes SA (ADR) (b)      178,544       131,250    0.0
                                          28,000  Telecomunicacoes Brasileiras SA--Telebras
                                                  (ADR) (b)                                              2,167         1,313    0.0
                                           1,400  Telemig Celular Participacoes SA (ADR) (b)            40,736        42,000    0.0
                                          11,200  Telesp Celular Participacoes SA (ADR) (b)            360,556       259,000    0.1
                                          28,000  Telesp Participacoes SA (ADR) (b)                  1,057,399       456,750    0.1
                                                                                                  ------------  ------------  -----
                                                                                                     3,109,750     2,089,762    0.5
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric      300,000  Companhia Paranaense de Energia--Copel (ADR)
                                                  (b)                                                5,400,000     2,062,500    0.6
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Brazil                      8,509,750     4,152,262    1.1
====================================================================================================================================
Denmark         Telecommunications       165,900  Tele Danmark A/S (ADR) (b)                         1,951,482     4,665,938    1.3
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Denmark                     1,951,482     4,665,938    1.3
====================================================================================================================================
Finland         Telecommunications        18,218  Sonera Group Oyj                                     160,197       441,391    0.1
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Finland                       160,197       441,391    0.1
====================================================================================================================================
France          Utilities--Water         165,522  Vivendi                                            6,147,867    12,773,609    3.5
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in France                      6,147,867    12,773,609    3.5
====================================================================================================================================
Germany         Telecommunications        26,779  Deutsche Telekom AG                                  558,513     1,184,538    0.3
                                           6,843  Mannesmann AG                                        610,301     1,048,947    0.3
                                                                                                  ------------  ------------  -----
                                                                                                     1,168,814     2,233,485    0.6
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric       40,000  RWE AG                                             1,799,334     1,725,014    0.5
                                          70,000  Veba AG                                            2,284,445     4,456,110    1.2
                                         104,000  Viag AG                                            1,764,306     2,212,325    0.6
                                                                                                  ------------  ------------  -----
                                                                                                     5,848,085     8,393,449    2.3
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Germany                     7,016,899    10,626,934    2.9
====================================================================================================================================
Hong Kong       Utilities--Gas           174,300  Hong Kong and China Gas Company Ltd.                 178,364       248,044    0.1
                                           7,202  Hong Kong and China Gas Company Ltd.
                                                  (Warrants) (a)                                             0           315    0.0
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks & Warrants in Hong Kong          178,364       248,359    0.1
====================================================================================================================================
Ireland         Telecommunications        15,175  Bord Telecom Eireann PLC (ADR) (b)                   242,648       274,098    0.1
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Ireland                       242,648       274,098    0.1
====================================================================================================================================
Italy           Telecommunications     2,775,000  Telecom Italia Mobile (TIM) SpA                    2,012,515    16,141,917    4.4
                                       1,505,555  Telecom Italia SpA                                 2,746,349    15,147,119    4.2
                                       2,891,700  Telecom Italia SpA (Registered Non-Convertible)    5,447,174    16,546,001    4.5
                                                                                                  ------------  ------------  -----
                                                                                                    10,206,038    47,835,037   13.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric      462,000  AEM SpA                                              437,927     1,004,731    0.3
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Gas         1,786,300  Italgas SpA                                        5,169,953     7,411,182    2.0
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Italy                      15,813,918    56,250,950   15.4
====================================================================================================================================
Japan           Telecommunications           290  Nippon Telegraph & Telephone Corporation (NTT)     2,475,448     3,258,129    0.9
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Japan                       2,475,448     3,258,129    0.9
====================================================================================================================================
Mexico          Telecommunications        35,000  Telefonos de Mexico SA (ADR) (b)                   1,924,311     2,603,125    0.7
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Mexico                      1,924,311     2,603,125    0.7
====================================================================================================================================
New Zealand     Telecommunications        56,000  Telecom Corporation of New Zealand Limited
                                                  (ADR) (b)                                          1,230,138     1,995,000    0.5
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in New Zealand                 1,230,138     1,995,000    0.5
====================================================================================================================================
Philippines     Telecommunications       188,000  Philippine Long Distance Telephone Company
                                                  (ADR) (b)                                          4,077,062     4,453,250    1.2
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in the Philippines             4,077,062     4,453,250    1.2
====================================================================================================================================
Portugal        Telecommunications        99,840  Portugal Telecom SA (ADR) (b)                      2,283,141     4,149,600    1.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric       80,820  EDP--Electricidade de Portugal, SA (ADR) (b)       3,540,889     2,712,521    0.8
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Portugal                    5,824,030     6,862,121    1.9
====================================================================================================================================
Spain           Telecommunications     1,219,149  Telefonica SA                                      4,483,090    19,434,540    5.3
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric      259,200  Endesa SA (ADR) (b)                                2,556,672     5,216,400    1.4
                                         138,000  Hidroelectrica del Cantabrico, SA                  1,553,961     1,950,744    0.5
                                         323,500  Iberdrola SA                                       2,035,162     4,644,658    1.3
                                                                                                  ------------  ------------  -----
                                                                                                     6,145,795    11,811,802    3.2
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in Spain                      10,628,885    31,246,342    8.5
====================================================================================================================================


                                      6 & 7

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                             Percent
                                         Shares                                                                               of Net
COUNTRY         Industries                Held            Common Stocks & Warrants                    Cost         Value      Assets
====================================================================================================================================
United Kingdom  Telecommunications       671,000  British Telecommunications PLC                  $  4,688,465  $ 10,274,252    2.8%
                                         226,062  Cable & Wireless PLC                               2,882,398     2,593,347    0.7
                                          88,000  Vodafone AirTouch PLC (ADR) (b)                    2,605,300    17,649,500    4.8
                                                                                                  ------------  ------------  -----
                                                                                                    10,176,163    30,517,099    8.3
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric      208,000  National Power PLC                                 1,723,671     1,478,807    0.4
                                         370,000  PowerGen PLC                                       2,705,142     3,694,687    1.0
                                                                                                  ------------  ------------  -----
                                                                                                     4,428,813     5,173,494    1.4
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in the United Kingdom         14,604,976    35,690,593    9.7
====================================================================================================================================
United States   Telecommunications        69,000  AT&T Corp.                                         1,848,510     3,105,000    0.9
                                         140,000  Ameritech Corporation                              2,996,450     8,837,500    2.4
                                          95,232  Bell Atlantic Corporation                          2,819,654     5,832,960    1.6
                                         183,600  BellSouth Corporation                              2,702,773     8,307,900    2.3
                                         108,000  Frontier Corporation                               2,193,480     4,529,250    1.2
                                          85,000  GTE Corporation                                    3,145,450     5,833,125    1.6
                                         108,000  MCI WorldCom Inc.                                  3,572,937     8,174,250    2.2
                                         139,800  SBC Communications Inc.                            2,939,711     6,710,400    1.8
                                          68,000  U S WEST, Inc.                                     1,895,186     3,553,000    1.0
                                                                                                  ------------  ------------  -----
                                                                                                    24,114,151    54,883,385   15.0
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric      156,000  Allegheny Energy, Inc.                             4,213,210     5,265,000    1.4
                                          87,200  BEC Energy                                         2,722,264     3,695,100    1.0
                                         166,962  Cinergy Corp.                                      4,045,124     5,071,471    1.4
                                          84,200  Consolidated Edison, Inc.                          2,991,744     3,704,800    1.0
                                         118,900  DTE Energy Company                                 4,092,463     4,689,119    1.3
                                          85,000  Duke Energy Corporation                            3,180,276     4,887,500    1.3
                                          86,000  Edison International                               1,925,397     2,182,250    0.6
                                         212,000  Energy East Corporation                            3,787,564     5,300,000    1.5
                                          90,000  FPL Group, Inc.                                    5,071,746     4,860,000    1.3
                                         127,300  GPU, Inc.                                          4,047,821     4,344,112    1.2
                                         124,000  New Century Energies, Inc.                         3,798,642     4,479,500    1.2
                                         239,500  NiSource Inc.                                      3,715,746     5,688,125    1.6
                                         183,000  PacifiCorp.                                        3,657,980     3,740,062    1.0
                                         144,200  Reliant Energy, Inc.                               3,802,144     3,992,537    1.1
                                          91,200  The Southern Company                               2,022,770     2,468,100    0.7
                                         100,000  TXU Corp.                                          3,506,000     4,043,750    1.1
                                                                                                  ------------  ------------  -----
                                                                                                    56,580,891    68,411,426   18.7
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Gas            95,000  The Coastal Corporation                            1,262,602     4,114,688    1.1
                                          80,000  Enron Corp.                                        1,842,108     3,350,000    0.9
                                         130,000  KeySpan Corporation                                3,371,550     3,835,000    1.0
                                         168,000  Questar Corporation                                2,475,460     3,171,000    0.9
                                          46,300  Sonat Inc.                                         1,537,769     1,672,587    0.5
                                          60,000  The Williams Companies, Inc.                       1,978,230     2,475,000    0.7
                                                                                                  ------------  ------------  -----
                                                                                                    12,467,719    18,618,275    5.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Water          86,200  Philadelphia Suburban Corporation                  1,869,462     1,998,762    0.5
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks in the United States          95,032,223   143,911,848   39.3
====================================================================================================================================
                                                  Total Investments in Common Stocks & Warrants    180,341,815   329,079,155   89.8
====================================================================================================================================

                                         Face
                                        Amount               Short-Term Securities
====================================================================================================================================
                Commercial Paper*    $15,000,000  CSW Credit Inc., 5.10% due 9/08/1999              14,985,125    14,985,125    4.1
                                       7,015,000  General Electric Capital Corp., 5.53% due
                                                  9/01/1999                                          7,015,000     7,015,000    1.9
                                      15,625,000  Procter & Gamble Corporation, 5.10% due
                                                  9/01/1999                                         15,625,000    15,625,000    4.3
                --------------------------------------------------------------------------------------------------------------------
                                                  Total Investments in Short-Term Securities        37,625,125    37,625,125   10.3
====================================================================================================================================
                Total Investments                                                                 $217,966,940   366,704,280  100.1
                                                                                                  ============
                Liabilities in Excess of Other Assets                                                               (355,314)  (0.1)
                                                                                                                ------------  -----
                Net Assets                                                                                      $366,348,966  100.0%
                                                                                                                ============  =====
====================================================================================================================================
                Net Asset       Class A--Based on net assets of $38,095,957 and 2,109,670 shares outstanding    $      18.06
                Value:                                                                                          ============
                                Class B--Based on net assets of $304,996,734 and 16,948,166 shares outstanding  $      18.00
                                                                                                                ============
                                Class C--Based on net assets of $8,913,967 and 496,901 shares outstanding       $      17.94
                                                                                                                ============
                                Class D--Based on net assets of $14,342,308 and 794,063 shares outstanding      $      18.06
                                                                                                                ============
====================================================================================================================================

      (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
      (b)   American Depositary Receipts (ADR).
      * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.


                                     8 & 9

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1999

PORTFOLIO INFORMATION

Worldwide Investments as of August 31, 1999

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
Telefonica SA ......................................................      5.3%
Vodafone AirTouch PLC (ADR) ........................................      4.8
Telecom Italia SpA
  (Registered Non-Convertible) .....................................      4.5
Telecom Italia Mobile (TIM) SpA ....................................      4.4
Telecom Italia SpA .................................................      4.2
Vivendi ............................................................      3.5
British Telecommunications PLC .....................................      2.8
Ameritech Corporation ..............................................      2.4
BellSouth Corporation ..............................................      2.3
MCI WorldCom Inc. ..................................................      2.2

  Additions

* Azurix Corporation
  Bord Telecom Eireann PLC (ADR)

  Deletions

* Azurix Corporation
  EVN AG
  Fortum Corporation, the IVO-Neste Group
  TECO Energy, Inc.
  Telefonica SA (New Shares)

* Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Walter D. Rogers, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    10 & 11

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #11693--8/99

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